Exhibit 10.2

EIGHTH AMENDMENT OF LEASE

This Eighth Amendment of Lease (this “Eighth Amendment”) is made and entered into as of February 15, 2018 (the “Effective Date”), by and between ARE-MA REGION NO. 59, LLC, a Delaware limited liability company (“Landlord”), as successor-in-interest to DWF IV One Kendall, LLC, as successor-in-interest to RB Kendall Fee, LLC (“Original Landlord”), and MERRIMACK PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”), with reference to the following:

RECITALS

A.Pursuant to that certain Indenture of Lease dated as of August 24, 2012, as amended by (i) that certain First Amendment of Lease dated March 18, 2013, (ii) that certain Second Amendment of Lease dated September 12, 2013, (iii) that certain Third Amendment of Lease dated February 23, 2015, (iv) that certain Fourth Amendment of Lease dated July 22, 2015, (v) that certain Fifth Amendment of Lease dated as of April 3, 2017 (the “Fifth Amendment”), (vi) that certain Sixth Amendment of Lease dated as of June 9, 2017, and (vii)  that certain Seventh Amendment of Lease dated as of February 6, 2018 (the “Seventh Amendment”) (as amended, the “Lease”), Tenant leases certain premises (the “Existing Premises”) as more particularly described in the Lease, at the improved real property being Building 600/650/700 located at One Kendall Square, Cambridge, Massachusetts.  The Existing Premises consists of approximately (a) 31,747 rentable square feet of space on a portion of the second (2nd) floor of Building 600/650/700 (the “2nd Floor Space”), (b) 4,773 rentable square feet of space on the fourth (4th) floor of Building 650/700 (the “Additional Space”), (c) 30,626 rentable square feet of space on the fourth (4th) floor of Building 600/700 (the “4th Floor Space”), (d) 7,245 rentable square feet of space on the mezzanine level of Building 700 (the “Mezzanine Space”), (e) 8,686 rentable square feet of space on the first (1st) floor of Building 600 (the “1st Floor Space”), (f) 132 rentable square feet in the basement of Building 700 (the “Basement Premises”), (g) 2,922 rentable square feet of space in the basement of Building 700 (the “Storage Space”), (h) 8,763 rentable square feet of space located on the fourth (4th) floor of Building 700 (the “Expansion Space I”), (i) 1,353 rentable square feet of space located on the fourth (4th) floor and the fourth (4th) floor mezzanine of Building 650 (the “Expansion Space II”), (j) intentionally omitted, (k) 491 rentable square feet of space on the first (1st) floor of Building 700 (the “Chemical Storage Space”), (l) 8,155 rentable square feet of space located on the second (2nd) floor of Building 600 (the “600 Expansion Space”), (m) 784 rentable square feet of space located on the second floor (2nd) of Building 600 (the “Hallway Space”), (n) intentionally omitted, (o) 16,539 rentable square feet of space on the fifth (5th) floor of Building 600/650/700 (the “Third Amendment Premises”), (p) 7,145 rentable square feet of space on the first (1st) floor of Building 700 (the “Former Addgene Space”), (q) 5,687 rentable square feet of space on the first (1st) floor of Building 700 (the “Former OmniGuide Space”), (r) 311 rentable square feet of space on the basement level of Building 700 (the “Equipment Room”), and (s) 700 rentable square feet of storage space in the basement of Building 700 (the “Fourth Amendment Storage Space”).  Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B.Tenant desires to reduce the term of the Lease for the portion of the Premises (the Former OmniGuide Space) containing approximately 5,687 rentable square feet (“First Reduction Premises”) and surrender such First Reduction Premises to Landlord on the date that is 1 day after the Lender Consent Date (as defined below) (the “First Reduction Surrender Date”), and Landlord is willing to shorten such term and accept such surrender of the First Reduction Premises on the First Reduction Surrender Date subject to the terms of this Eighth Amendment.  The First Reduction Premises are more particularly shown on Exhibit A attached hereto.

725902539.5

C.Tenant desires to reduce the term of the Lease for the portion of the Premises (the Former Addgene Space and the Equipment Room) containing approximately 7,456 rentable square feet (“Second Reduction Premises”) and surrender such Second Reduction Premises to Landlord on or before June 30, 2018 (the “Second Reduction Surrender Date”), and Landlord is willing to shorten such term and accept such surrender of the Second Reduction Premises on the Second Reduction Surrender Date subject to the terms of this Eighth Amendment.  The Second Reduction Premises are more particularly shown on Exhibit A attached hereto.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises made herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1.	First Reduction Premises and Second Reduction Premises.

(a)Effective on the First Reduction Surrender Date, Landlord and Tenant hereby terminate the term of the Lease with respect to the First Reduction Premises.  From and after the First Reduction Surrender Date, Tenant shall only be deemed to be leasing approximately 130,372 rentable square feet (the “Initial Remaining Premises”) consisting of approximately (i) 31,747 rentable square feet of space on a portion of the second (2nd) floor of Building 600/650/700 (the “2nd Floor Space”), (ii) 4,773 rentable square feet of space on the fourth (4th) floor of Building 650/700 (the “Additional Space”), (iii) 30,626 rentable square feet of space on the fourth (4th) floor of Building 600/700 (the “4th Floor Space”), (iv) 7,245 rentable square feet of space on the mezzanine level of Building 700 (the “Mezzanine Space”), (v) 8,686 rentable square feet of space on the first (1st) floor of Building 600 (the “1st Floor Space”), (vi) 132 rentable square feet in the basement of Building 700 (the “Basement Premises”), (vii) 2,922 rentable square feet of space in the basement of Building 700 (the “Storage Space”), (viii) 8,763 rentable square feet of space located on the fourth (4th) floor of Building 700 (the “Expansion Space I”), (ix) 1,353 rentable square feet of space located on the fourth (4th) floor and the fourth (4th) floor mezzanine of Building 650 (the “Expansion Space II”), (x) 491 rentable square feet of space on the first (1st) floor of Building 700 (the “Chemical Storage Space”), (xi) 8,155 rentable square feet of space located on the second (2nd) floor of Building 600 (the “600 Expansion Space”), (xii) 784 rentable square feet of space located on the second floor (2nd) of Building 600 (the “Hallway Space”), (xiii) 16,539 rentable square feet of space on the fifth (5th) floor of Building 600/650/700 (the “Third Amendment Premises”), (xiv) 7,145 rentable square feet of space on the first (1st) floor of Building 700 (the “Former Addgene Space”), (xv) 311 rentable square feet of space on the basement level of Building 700 (the “Equipment Room”), and (xvi) 700 rentable square feet of storage space in the basement of Building 700 (the “Fourth Amendment Storage Space”).  The Initial Remaining Premises are more particularly as shown on Exhibit B as the Initial Remaining Premises.  Nothing herein shall affect or diminish Tenant’s rights or obligations under the Lease with respect to the Initial Remaining Premises remaining following the First Reduction Surrender Date.

725902539.5	2

(b)Effective on the Second Reduction Surrender Date, Landlord and Tenant hereby terminate the term of the Lease with respect to the Second Reduction Premises.  From and after the Second Reduction Surrender Date (which follows the Reduction Date (as defined in the Fifth Amendment), Tenant shall only be deemed to be leasing approximately 99,132 rentable square feet (the “Remaining Premises”) consisting of approximately (i) 31,747 rentable square feet of space on a portion of the second (2nd) floor of Building 600/650/700 (the “2nd Floor Space”), (ii) 4,773 rentable square feet of space on the fourth (4th) floor of Building 650/700 (the “Additional Space”), (iii) 30,626 rentable square feet of space on the fourth (4th) floor of Building 600/700 (the “4th Floor Space”), (iv) 8,686 rentable square feet of space on the first (1st) floor of Building 600 (the “1st Floor Space”), (v) 132 rentable square feet in the basement of Building 700 (the “Basement Premises”), (vi) 2,922 rentable square feet of space in the basement of Building 700 (the “Storage Space”), (vii) 8,763 rentable square feet of space located on the fourth (4th) floor of Building 700 (the “Expansion Space I”), (viii) 1,353 rentable square feet of space located on the fourth (4th) floor and the fourth (4th) floor mezzanine of Building 650 (the “Expansion Space II”),  (ix) 491 rentable square feet of space on the first (1st) floor of Building 700 (the “Chemical Storage Space”), (x) 8,155 rentable square feet of space located on the second (2nd) floor of Building 600 (the “600 Expansion Space”), (xi) 784 rentable square feet of space located on the second floor (2nd) of Building 600 (the “Hallway Space”), and (xii) 700 rentable square feet of storage space in the basement of Building 700 (the “Fourth Amendment Storage Space”).  The Remaining Premises are more particularly as shown on Exhibit B as the Remaining Premises.  Nothing herein shall affect or diminish Tenant’s rights or obligations under the Lease with respect to the Remaining Premises remaining following the Second Reduction Surrender Date.

2.	Definition of Premises.

(a)As of the First Reduction Surrender Date, the defined term “Premises” in Article 2 of Exhibit 1, Sheet 1 of the Lease shall be amended to remove the First Reduction Premises, and the rentable square footage of the Premises shall be accordingly reduced by approximately 5,687 rentable square feet and shall thereafter, through the Reduction Date, consist of approximately 130,372 rentable square feet.  Notwithstanding anything to the contrary contained in the Fifth Amendment, Landlord and Tenant hereby agree that on the Reduction Date, the square footage of the Premises shall be reduced by an additional approximately 23,784 rentable square feet (as identified in the Fifth Amendment, as amended by the Seventh Amendment) and shall thereafter until the Second Reduction Surrender Date consist of approximately 106,588 rentable square feet.

(b)As of the Second Reduction Surrender Date, the defined term “Premises” in Article 2 of Exhibit 1, Sheet 1 of the Lease shall be amended to remove the Second Reduction Premises, and the rentable square footage of the Premises shall be accordingly reduced by approximately 7,456 rentable square feet and shall thereafter, consist of approximately 99,132 rentable square feet.

3.	Yearly Rent.

(a)Commencing on the First Reduction Surrender Date, Tenant shall have no further obligation to pay Yearly Rent, Operating Costs (including Building Operating Costs and Common Area Operating Costs), Taxes (including Building Taxes and Common Area Taxes) or other costs with respect to the First Reduction Premises and Article 9 of Exhibit 1, Sheet 1 of the Lease shall be amended to reflect the removal of the First Reduction Premises from the Premises.

(b)Commencing on the Second Reduction Surrender Date, Tenant shall have no further obligation to pay Yearly Rent, Operating Costs (including Building Operating Costs and Common Area Operating Costs), Taxes (including Building Taxes and Common Area Taxes) or other costs with respect to the Second Reduction Premises and Article 9 of Exhibit 1, Sheet 1 of

725902539.5	3

the Lease shall be amended to reflect the removal of the Second Reduction Premises from the Premises.

4.

Reduction and Surrender.  Tenant shall voluntarily surrender the First Reduction Premises on or before the First Reduction Surrender Date in accordance with all surrender requirements contained in the Lease and in the condition required under the Lease (as amended by this Eighth Amendment).  Tenant shall voluntarily surrender the Second Reduction Premises on or before the Second Reduction Surrender Date in accordance with all surrender requirements contained in the Lease and in the condition required under the Lease (as amended by this Eighth Amendment).

5.

Lease Modification Fee.  As consideration for Tenant’s agreement to enter into this Eighth Amendment and terminating the Lease with respect to the Second Reduction Premises as of the Second Reduction Surrender Date, Landlord shall pay to Tenant, within 30 days after the Second Reduction Surrender Date, an amount equal to 50% of the sublease profits that would have been realized by Tenant under the existing sublease with Fulcrum affecting the Second Reduction Premises for the period commencing on the Second Reduction Surrender Date through June 30, 2019.  For example, if the Second Reduction Surrender Date occurs on June 30, 2018, Landlord shall pay to Tenant a lease modification fee in the amount of $98,914.49. The modification fee shall be prorated for any partial calendar month in which the Second Reduction Surrender Date occurs.

6.	No Further Obligations.

(a)Landlord and Tenant each agree that the other is excused as of the First Reduction Surrender Date from any further obligations with respect to the First Reduction Premises, excepting only such obligations under the Lease which expressly survive the termination of the Lease. In addition, nothing herein shall be deemed to limit or terminate any common law or statutory rights Landlord may have with respect to Tenant in connection with any Hazardous Materials or for violations of any governmental requirements or requirements of applicable law. Nothing herein shall excuse Tenant from its obligations under the Lease with respect to the First Reduction Premises prior to the First Reduction Surrender Date.

(b)Landlord and Tenant each agree that the other is excused as of the Second Reduction Surrender Date from any further obligations with respect to the Second Reduction Premises, excepting only such obligations under the Lease which expressly survive the termination of the Lease. In addition, nothing herein shall be deemed to limit or terminate any common law or statutory rights Landlord may have with respect to Tenant in connection with any Hazardous Materials or for violations of any governmental requirements or requirements of applicable law. Nothing herein shall excuse Tenant from its obligations under the Lease with respect to the Second Reduction Premises prior to the Second Reduction Surrender Date.

725902539.5	4

7.	Removal of Personal Property.

(a)Landlord shall not dispose of any personal property located within the First Reduction Premises prior to the First Reduction Surrender Date.  Tenant agrees that the First Reduction Premises shall be surrendered on the First Reduction Surrender Date free of all personal property of Tenant.  Any personal property of Tenant remaining in the First Reduction Premises after the First Reduction Surrender Date is hereby agreed to be abandoned by Tenant and may be disposed of by Landlord, in Landlord’s sole discretion, without obligation or liability of any kind to Tenant.

(b)Landlord shall not dispose of any personal property located within the Second Reduction Premises prior to the Second Reduction Surrender Date.  Tenant agrees that the Second Reduction Premises shall be surrendered on the Second Reduction Surrender Date free of all personal property of Tenant.  Any personal property of Tenant remaining in the Second Reduction Premises after the Second Reduction Surrender Date is hereby agreed to be abandoned by Tenant and may be disposed of by Landlord, in Landlord’s sole discretion, without obligation or liability of any kind to Tenant.

8.	Parking Spaces.

(a)On the First Reduction Surrender Date, the parking passes allocated to Tenant in the OKS Garage shall be reduced by 5 parking passes.  For the sake of clarity and as described in the Seventh Amendment, on the Reduction Date, the parking spaces allocated to Tenant in the OKS Garage shall be reduced by an additional 24 parking passes.

(b)On the Second Reduction Surrender Date, the parking passes allocated to Tenant in the OKS Garage shall be reduced by 7 parking passes.

9.

Lender Consent Requirement.  Landlord and Tenant agree that this Eighth Amendment shall not be effective unless and until Landlord obtains consent to this Eighth Amendment from the lender that currently holds a mortgage secured by the Complex (the “Lender”).  The date on which Landlord obtains Lender’s consent, if at all, to this Eighth Amendment is referred to in this Eighth Amendment as the “Lender Consent Date”.  Landlord agrees to (a) use reasonable efforts to obtain Lender’s consent to this Eighth Amendment as soon as reasonably possible following the full execution and delivery of this Eighth Amendment by Landlord and Tenant, (b) provide written notice to Tenant of Lender’s approval or disapproval of this Eighth Amendment promptly following Landlord’s receipt of such written approval or disapproval from Lender, and (c) if Lender disapproves of this Eighth Amendment, to make such changes as are reasonably required by Lender for its approval of this Eighth Amendment and which are reasonably agreed to by each party to this Eighth Amendment in order to effect the intent of this Eighth Amendment to the extent possible.

10.

OFAC.  Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

725902539.5	5

11.	Miscellaneous.

(a)This Eighth Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions.  This Eighth Amendment may be amended only by an agreement in writing, signed by the parties hereto.

(b)This Eighth Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

(c)This Eighth Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.  The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Eighth Amendment attached thereto.

(d)Except as amended and/or modified by this Eighth Amendment, the Lease shall remain in full force and effect.  In the event of any conflict between the provisions of this Eighth Amendment and the provisions of the Lease, the provisions of this Eighth Amendment shall prevail.  Whether or not specifically amended by this Eighth Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Eighth Amendment.

SIGNATURES ON FOLLOWING PAGE

725902539.5	6

IN WITNESS WHEREOF, the parties have executed this Eighth Amendment as of the date first written above.

TENANT:

MERRIMACK PHARMACEUTICALS, INC.,
a Delaware corporation
By:	/s/ Jeffrey A. Munsie
Its:	General Counsel

LANDLORD:

ARE-MA REGION NO. 59, LLC,
a Delaware limited liability company.
By:	Alexandria Real Estate Equities, L.P.,
a Delaware limited partnership,
managing member

By:	ARE-QRS CORP.,
a Maryland Corporation,
general partner

By:	/s/ Jackie Clem
Its: Senior Vice President RE Legal Affairs

725902539.5	7

EXHIBIT A

Reduction Premises

725902539.5	A-1

EXHIBIT B

Remaining Premises

725902539.5	B-1

725902539.5	B-2

725902539.5	B-3

725902539.5	B-4

725902539.5	B-5

725902539.5	B-6

725902539.5	B-7

725902539.5	B-8

725902539.5	B-9